SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:   January 26, 2000

                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)



      Delaware                   0-20199                            43-1420563
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(State or other           (Commission File No.)               (I.R.S. Employer
 jurisdiction of                                            Identification No.)
 corporation)


13900 Riverport Drive, Maryland Heights, Missouri                        63043
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:  (314) 770-1666
                                                   -----------------------------


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          (Former name or former address, if changed since last report)

Item 5.  Other Events

     On January 26, 2000, Express Scripts, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c) The following exhibit is filed as part of this report on Form 8-K:

     Exhibit 99.1 Press  release,  dated January 26, 2000,  by Express  Scripts,
Inc.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   EXPRESS SCRIPTS, INC.



Date: February 2, 2000             By:  /s/ Barrett A. Toan
                                        Barrett A. Toan
                                        President and Chief Executive Officer


                                  EXHIBIT INDEX


   Exhibit No.  Description

      99.1 Press release, dated January 26, 2000, by Express Scripts, Inc.